UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 LBJ Freeway, 5th Floor, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)
(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.
On November 5, 2015, Wingstop Inc. issued a press release reporting the company’s financial results for its third fiscal quarter ended September 26, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety. The press release uses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, adjusted net income, adjusted pro-forma share count and adjusted earnings per pro-forma diluted shares. A discussion of these financial measures, including a discussion of the usefulness and purpose of each measure, is included below.

EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are supplemental measures of our performance that are not required by, or presented in accordance with, U.S. GAAP. EBITDA and Adjusted EBITDA are not measurements of our financial performance under U.S. GAAP and should not be considered as an alternative to net income or any other performance measure derived in accordance with U.S. GAAP, or as an alternative to cash flows from operating activities as a measure of our liquidity.
We define “EBITDA” as net income before interest expense, net, income tax expense, and depreciation and amortization. We define “Adjusted EBITDA” as EBITDA further adjusted for management fees and expense reimbursement, transaction costs, gains and losses on the disposal of assets, stock-based compensation expense and earn-out obligation. There were no gains and losses on disposal of assets or earn-out obligations during the fiscal quarters ended September 26, 2015 and September 27, 2014. Additionally, there were no management fees and expense reimbursement or transaction costs during the fiscal quarter ended September 26, 2015. We caution investors that amounts presented in accordance with our definitions of EBITDA and Adjusted EBITDA may not be comparable to similar measures disclosed by our competitors, because not all companies and analysts calculate EBITDA and Adjusted EBITDA in the same manner. We present EBITDA and Adjusted EBITDA because we consider them to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. Many investors are interested in understanding the performance of our business by comparing our results from ongoing operations period over period and would ordinarily add back non-cash expenses such as depreciation and amortization, as well as items that are not part of normal day-to-day operations of our business.
Management uses EBITDA and Adjusted EBITDA:

•
as a measurement of operating performance because they assist us in comparing the operating performance of our restaurants on a consistent basis, as they remove the impact of items not directly resulting from our core operations;

•	for planning purposes, including the preparation of our internal annual operating budget and financial projections;

•	to evaluate the performance and effectiveness of our operational strategies;

•	to evaluate our capacity to fund capital expenditures and expand our business; and

•	to calculate incentive compensation payments for our employees, including assessing performance under our annual incentive compensation plan and determining the vesting of performance shares.
By providing these non-GAAP financial measures, together with a reconciliation to the most comparable GAAP measure, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. Items excluded from these non-GAAP measures are significant components in understanding and assessing financial performance. In addition, the instruments governing our indebtedness use EBITDA (with additional adjustments) to measure our compliance with covenants such as fixed charge coverage, lease adjusted leverage and debt incurrence. EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net income or other financial statement data presented in our consolidated financial statements as indicators of financial performance. Some of the limitations are:

•	such measures do not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;

•	such measures do not reflect changes in, or cash requirements for, our working capital needs;

•	such measures do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments on our debt;

•	such measures do not reflect our tax expense or the cash requirements to pay our taxes;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and such measures do not reflect any cash requirements for such replacements; and

•	other companies in our industry may calculate such measures differently than we do, limiting their usefulness as comparative measures.
Due to these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our U.S. GAAP results and using these non-GAAP measures only supplementally. As noted in the table below, Adjusted EBITDA includes adjustments for transaction costs, gains and losses on disposal of assets and stock-based compensation, among other items. It is reasonable to expect that these items will occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our restaurants and complicate comparisons of our internal operating results and operating results of other restaurant companies over time. In addition, Adjusted EBITDA includes adjustments for other items that we do not expect to regularly record following this offering, such as management fees and expense reimbursement. Each of the normal recurring adjustments and other adjustments described in this paragraph and in the reconciliation table below help management with a measure of our core operating performance over time by removing items that are not related to day-to-day operations.

Adjusted Net Income, Pro-forma Diluted Share Count and Adjusted Earnings per Pro-Forma Diluted Shares. Adjusted net income represents net income adjusted for management fees, transaction costs related to refinancing our credit agreement and our initial public offering and related tax adjustments that management believes are not indicative of the Company’s core operating results or business outlook over the long-term. However, it is reasonable to assume that transaction costs for financing transactions may occur in future periods. Pro forma diluted share count reflects weighted average shares outstanding - diluted that are adjusted to give effect to the additional 2,150,000 shares of common stock issued in our initial public offering in June 2015 as if all shares had been outstanding as of December 28, 2013. Adjusted earnings per pro-forma diluted shares is defined as Adjusted net income divided by pro-forma diluted share count. Adjusted net income, pro-forma diluted share count and adjusted earnings per pro-forma diluted shares are supplemental measures of operating performance that do not represent and should not be considered alternatives to net income and earnings per share, as determined by GAAP. These measures have not been prepared on a pro-forma basis in accordance with Article 11 of Regulation S-X. Management believes adjusted net income, pro-forma share count and adjusted earnings per pro forma diluted shares supplement GAAP measures and enables them to more effectively evaluate the Company’s performance period-over-period and relative to competitors.

Item 9.01 Financial Statements and Exhibits

Exhibits.

(d)

99.1    Press release, dated November 5, 2015 (furnished to the Commission as part of this Form 8-K).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.
(Registrant)

Date:	November 5, 2015	By:	/s/ Michael F. Mravle
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 5, 2015.